Filed Pursuant to Rule
497(e) under the
Securities Act of 1933.
Registration No.

                Beacon Global Advisors Trust
                The Cruelty Free Fund


Supplement dated September 14, 1998
to the Prospectus dated April 1, 1998




THE CRUELTY FREE VALUE FUND

SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 1998

	Effective September 14, 1998, Delta Capital Management Inc. (the "Subadvisor") will serve as subadvisor to the Fund. In managing the portfolio of the Fund on a day-to-day basis, the Subadvisor will adopt an investment approach for stock selection centered around value investing, a process by which the Subadvisor chooses certain stocks that the Subadvisor believes are undervalued in the market place.

The following replaces the information appearing under the caption "The Subadvisor" on pages 11-12 of the Prospectus:

	Effective September 14, 1998, Scudder Kemper Investments, Inc. resigned as investment subadvisor to the Fund. Delta Capital
Management Inc. now serves as the Fund's investment subadvisor pursuant to an interim investment subadvisory agreement between Beacon Global Advisors, Inc. and Delta Capital Management ("Interim Agreement") that was approved by the board of trustees of Beacon
Global Advisors Trust ("Trust") on September 10, 1998.

	Under the Interim Agreement, which is identical in all material respects to the previous subadvisory contract, the Subadvisor provides the Fund and the Advisor with the investment research, advice, information and recommendations concerning securities to be acquired, held or sold by the Fund and places orders to implement those recommendations that survive the Advisor's screening criteria.
 For its services, the Advisor pays to the Subadvisor an annual fee of 0.50% of the first $50 million of average daily net assets; 0.35% of average daily net assets from $50 million to $100 million; and 0.25% of average daily net assets over $100 million. The Interim Agreement will continue in effect for the shorter of 120 days from September 14, 1998 (the date of the Interim Agreement) or the date that a new investment subadvisory agreement is approved by the Fund's shareholders. It is anticipated that a special meeting of the shareholders of the Fund will be held in the fourth quarter of the year.

	Delta Capital Management is located at 745 Fifth Avenue, New York, NY 10151. It is a privately held, independent investment management organization with over $700 million under management. It was established in 1992, and its employees have many years of experience in the asset management business. Francis L. Fraenkel is Chairman and a controlling shareholder of the company.

The investment management team at the Subadvisor responsible for overseeing all investments made by the Fund is led by William F. Coughlin, CFA, who previously served as portfolio manager to the Fund when he was affiliated with the Fund's previous subadvisors.

	Before joining Delta Capital Management in 1998 as Managing Director, Mr. Coughlin, 41, was Managing Director at Scudder Kemper Investments and at a predecessor firm, Dreman Value Advisors, Inc., from 1988 to 1998. He also served as a portfolio manager and a member of the Investment Committee at each during the same period.

The following applies to information appearing elsewhere in the
Prospectus:

	Effective September 14, 1998, the section "Historical
Investment Results of the Subadvisor" on pages 4-6 is withdrawn from the prospectus and should not be treated as included in the prospectus. In addition, all references to Scudder Kemper
Investments, Inc., the Fund's former subadvisor, are hereby withdrawn and should be disregarded.

September 14, 1998




                    FPS SERVICES, INC.
                       3200 Horizon Drive
                     King of Prussia, PA 19406-0903

September 17, 1998


Securities and Exchange Commission
Judiciary Plaza
Public Filing Desk
450 Fifth Street, NW
Washington, DC 20549


Re: The Cruelty Free Value Fund (the "Registrant")
      File No.: 33-Act # 333-14919


To the Staff of the Commission:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing on behalf of the Registrant is the EDGAR transmission of the Supplement to the Prospectus dated April 1, 1998, as supplemented September 14, 1998.

The purpose of this filing is to notify shareholders and potential investors of the change in the subadvisor.


Should you have any questions, comments or require further information, I can be reached directly at 610-239-4753.
Thank you for your continued courtesy and cooperation.

Sincerely,
Michelle Whalen
Senior Compliance Administrator




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